Heller Equipment Asset Receivables Trust 1999-2
===============================================================================
Heller Financial, Inc.
Monthly Report - Collections and Distribution
15-Oct-01

Collection Period                                      September 2, 2001          to               October 1, 2001
Determination Date                                      October 10, 2001
Distribution Date                                       October 15, 2001

Available Amounts
-----------------

            Scheduled Payments plus Payaheads, net of Excluded Amounts            6,573,965.87
            Prepayment Amounts                                                      158,017.12
            Recoveries                                                               34,588.16
            Investment Earnings on Collection Account and Reserve Fund                7,505.30
            Late Charges                                                             14,891.29
            Servicer Advances                                                     1,124,138.74

            Total Available Amounts                                               7,913,106.48
            -----------------------                                               ------------

Payments on Distribution Date
-----------------------------

    (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                0.00
     (A)    Unreimbursed Servicer Advances to the Servicer                                0.00
     (B)    Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer          0.00
     (C)    Interest due to Class A-1 Notes                                               0.00
     (D)    Interest due to Class A-2 Notes                                               0.00
     (E)    Interest due to Class A-3 Notes                                         450,993.37
     (F)    Interest due to Class A-4 Notes                                         380,594.75
     (G)    Interest due to Class B Notes                                            16,564.75
     (H)    Interest due to Class C Notes                                            16,901.80
     (I)    Interest due to Class D Notes                                            28,545.26
     (J)    Interest due to Class E Notes                                            18,356.02
     (K)    Class A-1 Principal Payment Amount                                            0.00
     (L)    Class A-2 Principal Payment Amount                                            0.00
     (M)    Class A-3 Principal Payment Amount                                    7,042,047.37
     (N)    Class A-4 Principal Payment Amount                                            0.00
     (O)    Class B Principal Payment Amount                                              0.00
     (P)    Class C Principal Payment Amount                                              0.00
     (Q)    Class D Principal Payment Amount                                              0.00
     (R)    Class E Principal Payment Amount                                              0.00
     (S)    Additional Principal to Class A-1 Notes                                       0.00
     (T)    Additional Principal to Class A-2 Notes                                       0.00
     (U)    Additional Principal to Class A-3 Notes                                       0.00
     (V)    Additional Principal to Class A-4 Notes                                       0.00
     (W)    Additional Principal to Class B Notes                                         0.00
     (X)    Additional Principal to Class C Notes                                         0.00
     (Y)    Additional Principal to Class D Notes                                         0.00
     (Z)    Additional Principal to Class E Notes                                         0.00
    (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer              0.00
    (AB)    Deposit to the Reserve Fund                                             (40,896.81)
    (AC)    Excess to Certificateholder                                                   0.00

            Total distributions to Noteholders and Certificateholders             7,913,106.48
            ---------------------------------------------------------             ------------

Heller Equipment Asset Receivables Trust 1999-2
===============================================================================
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, In Event of Default only
--------------------------------------

               Trustee fees due on Distribution Date                                                     0.00

Unreimbursed Servicer Advances
------------------------------

               Unreimbursed Servicer Advances                                                            0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

        (i)    Servicing Fee Percentage                                                                  0.40%
       (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                150,418,339.46
      (iii)    Servicing Fee (((i)/12)x(ii))                                                              0.00

       (iv)    Servicing Fee accrued but not paid in prior periods                                       0.00

               Total Servicing Fee due and accrued ((iii)+(iv))                                          0.00

               Servicing Fee carried forward                                                             0.00

               Monthly Servicing Fee distributed                                                         0.00

Class A-1 Interest Schedule
---------------------------

               Opening Class A-1 principal balance                                                          -
               Class A-1 Interest Rate                                                                6.12905%
               Number of days in Accrual Period                                                            30
               Current Class A-1 interest due                                                            0.00
               Class A-1 interest accrued but not paid in prior periods                                  0.00
               Total Class A-1 interest due                                                              0.00
               Class A-1 interest carried forward                                                        0.00

               Class A-1 interest distribution                                                           0.00

Class A-2 Interest Schedule
---------------------------

               Opening Class A-2 principal balance                                                          -
               Class A-2 Interest Rate                                                                6.50000%
               Current Class A-2 interest due                                                            0.00
               Class A-2 interest accrued but not paid in prior periods                                  0.00
               Total Class A-2 interest due                                                              0.00
               Class A-2 interest carried forward                                                        0.00

               Class A-2 interest distribution                                                           0.00

Class A-3 Interest Schedule
---------------------------

               Opening Class A-3 principal balance                                              81,382,262.84
               Class A-3 Interest Rate                                                                6.65000%
               Current Class A-3 interest due                                                      450,993.37
               Class A-3 interest accrued but not paid in prior periods                                  0.00
               Total Class A-3 interest due                                                        450,993.37
               Class A-3 interest carried forward                                                        0.00

               Class A-3 interest distribution                                                     450,993.37

Class A-4 Interest Schedule
---------------------------

               Opening Class A-4 principal balance                                              67,262,695.00
               Class A-4 Interest Rate                                                                6.79000%
               Current Class A-4 interest due                                                      380,594.75
               Class A-4 interest accrued but not paid in prior periods                                     -
               Total Class A-4 interest due                                                        380,594.75
               Class A-4 interest carried forward                                                           -

               Class A-4 interest distribution                                                     380,594.75

Class B Interest Schedule
-------------------------

               Opening Class B principal balance                                                 2,889,195.95
               Class B Interest Rate                                                                  6.88000%
               Current Class B interest due                                                         16,564.72
               Class B interest accrued but not paid in prior periods                                       -
               Total Class B interest due                                                           16,564.72
               Class B interest carried forward                                                             -

               Class B interest distribution                                                        16,564.72

Class C Interest Schedule
-------------------------

          Opening Class C principal balance                                                         2,889,195.95
          Class C Interest Rate                                                                          7.02000%
          Current Class C interest due                                                                 16,901.80
          Class C interest accrued but not paid in prior periods                                               -
          Total Class C interest due                                                                   16,901.80
          Class C interest carried forward                                                                     -

          Class C interest distribution                                                                16,901.80

Class D Interest Schedule
------------------------

          Opening Class D principal balance                                                         4,622,713.40
          Class D Interest Rate                                                                          7,41000%
          Current Class D interest due                                                                 28,545.26
          Class D interest accrued but not paid in prior periods                                            0.00
          Total Class D interest due                                                                   28,545.26
          Class D interest carried forward                                                                  0.00

          Class D interest distribution                                                                28,545.26

Class E Interest Schedule
-------------------------

          Opening Class E principal balance                                                         2,311,356.38
          Class E Interest Rate                                                                          9,53000%
          Current Class E interest due                                                                 18,356.02
          Class E interest accrued but not paid in prior periods                                            0.00
          Total Class E interest due                                                                   18,356.02
          Class E interest carried forward                                                                  0.00

          Class E interest distribution                                                                18,356.02

Class A-1 Principal Schedule
----------------------------

          Class A-1 Maturity Date                                                                January 6, 2001
     (i)  Opening Class A-1 principal balance                                                               0.00
    (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance             161,357,419.52
   (iii)  ADCB as of last day of the Collection Period                                            143,304,044.20
          Monthly Principal Amount ((ii)-(iii))                                                    18,053,375.32
    (iv)  Class A-1 Principal Payment Amount                                                                0.00
          Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                    0.00
          Class A-1 Principal Payment Amount distribution                                                   0.00
          Principal carryforward Class A-1                                                                  0.00

          Class A-1 Principal Balance after current distribution                                            0.00

Class A Principal Payment Amount
--------------------------------

     (i)  Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount              148,644,957.84
    (ii)  Class A Target Investor Principal Amount (94.0%* ending ADCB)                           134,705,801.55
          Class A Principal Payment Amount                                                         13,939,156.29
          Funds available for distribution after Class A-1 distribution                             7,042,047.37

Class A-2 Principal Schedule
----------------------------

          Opening Class A-2 principal balance                                                               0.00
          Class A-2 Principal Payment Amount                                                                0.00
          Class A-2 Principal Payment Amount distribution                                                   0.00
          Principal carryforward Class A-2                                                                  0.00

          Class A-2 principal balance after current distribution                                            0.00

Class A-3 Principal Schedule
----------------------------

            Opening Class A-3 principal balance                                    81,382,262.84
            Class A-3 Principal Payment Amount                                     13,939,156.29
            Class A-3 Principal Payment Amount distribution                         7,042,047.37
            Principal carryforward Class A-3                                       (6,897,108.92)

            Class A-3 principal balance after current distribution                 74,340,215.47


Class A-4 Principal Schedule
----------------------------

            Opening Class A-4 principal balance                                    67,262,695.00
            Class A-4 Principal Payment Amount                                              0.00
            Class A-4 Principal Payment Amount distribution                                 0.00
            Principal carryforward Class A-4                                                0.00

            Class A-4 principal balance after current distribution                 67,262,695.00


Class B Principal Schedule
--------------------------

            Opening Class B principal balance                                       2,889,195.95
            Class B Target Investor Principal Amount (1.25%* ending ADCB)           1,791,300.55
            Class B Floor                                                           8,028,340.19
            Class B Principal Payment Amount due                                            0.00
            Class B Principal Payment Amount distribution                                   0.00
            Principal carryforward Class B                                                  0.00

            Class B principal balance after current distribution                    2,889,195.95

Class C Principal Schedule
--------------------------

            Opening Class C principal balance                                       2,889,195.95
            Class C Target Investor Principal Amount (1.25%* ending ADCB)           1,791,300.55
            Class C Floor                                                           2,889,195.95
            Class C Principal Payment Amount due                                            0.00
            Class C Principal Payment Amount distribution                                   0.00
            Principal carryforward Class C                                                  0.00

            Class C principal balance after current distribution                    2,889,195.95

Class D Principal Schedule
--------------------------

            Opening Class D principal balance                                       4,622,713.40
            Class D Target Investor Principal Amount (2.00%* ending ADCB)           2,886,080.88
            Class D Floor                                                           4,622,713.40
            Class D Principal Payment Amount due                                            0.00
            Class D Principal Payment Amount distribution                                   0.00
            Principal carryforward Class D                                                  0.00

            Class D principal balance after current distribution                    4,622,713.40

Class E Principal Schedule
--------------------------

            Opening Class E principal balance                                       2,311,356.38
            Class E Target Investor Principal Amount (1.00%* ending ADCB)           1,433,040.44
            Class E Floor                                                           2,311,356.38
            Class E Principal Payment Amount due                                            0.00
            Class E Principal Payment Amount distribution                                   0.00
            Principal carryforward Class E                                                  0.00

            Class E principal balance after current distribution                    2,311,356.38

Additional Principal Schedule
-----------------------------

             Floors applicable (Yes/No)                                                                                         Yes
             Monthly Principal Amount                                                                                18,053,375.32
             Sum of Principal Payments payable on all classes                                                        13,939,156.29
             Additional Principal payable                                                                             4,114,219.03
             Additional Principal available, if payable                                                                       0.00

             Class A-1 Additional Principal allocation                                                                        0.00
             Class A-1 principal balance after current distribution                                                            -

             Class A-2 Additional Principal allocation                                                                        0.00
             Class A-2 principal balance after current distribution                                                            -

             Class A-3 Additional Principal allocation                                                                        0.00
             Class A-3 principal balance after current distribution                                                  74,340,215.47

             Class A-4 Additional Principal allocation                                                                        0.00
             Class A-4 principal balance after current distribution                                                  67,262,695.00

             Class B Additional Principal allocation                                                                          0.00
             Class B principal balance after current distribution                                                     2,889,195.95

             Class C Additional Principal allocation                                                                          0.00
             Class C principal balance after current distribution                                                     2,889,195.95

             Class D Additional Principal allocation                                                                          0.00
             Class D principal balance after current distribution                                                     4,622,713.40

             Class E Additional Principal allocation                                                                          0.00
             Class E principal balance after current distribution                                                     2,311,356.38


Monthly Servicing Fee Schedule, If Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

     (i)     Servicing Fee Percentage                                                                                         0.40%
     (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                       150,418,339.46
     (iii)   Servicing Fee due ((i)/12)*(ii))                                                                            50,139.45
     (iv)    Servicing Fee accrued but not paid in prior periods                                                        514,056.63

             Total Servicing Fee due and accrued ((iii)+(iv))                                                           564,196.08

             Servicing Fee carried forward                                                                              564,196.08


             Monthly Servicing Fee distributed                                                                                0.00


Reserve Fund Schedule
---------------------

             Initial ADCB                                                                                           365,558,126.61
             10% of initial ADCB                                                                                     36,555,812.66

             Outstanding Principal Amount of the Notes as of the preceding Distribution Date                        161,357,419.52

             ADCB as of the end of the Collection Period                                                            143,304,044.20
             Required Reserve Amount (beginning of the period aggregate note balances *0.70%)                         1,129,501.94
             Prior month Reserve Fund balance                                                                         1,170,398.75
             Deposit to Reserve Fund - excess funds                                                                           0.00
             Interim Reserve Fund Balance                                                                             1,170,398.75
             Current period draw on Reserve Fund for Reserve Interest Payments                                                0.00
             Current period draw on Reserve Fund for Reserve Principal Payments                                          40,896.81
             Excess to Certificateholder                                                                                      0.00
             Ending Reserve Fund balance                                                                              1,129,501.94


             Reserve Fund balance as a percentage of aggregate note balances as of the first day of the
               Collection Period                                                                                              0.79%
             Investment Earnings on Reserve Account                                                                       2,967.89

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                                            -
        Initial Class A-1 principal balance                                          93,400,101.00

        Note factor                                                                    0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                                                           0.00
        Initial Class A-2 principal balance                                          77,498,323.00

        Note factor                                                                    0.000000000


        Class A-3
        ---------
        Class A-3 principal balance                                                  74,340,215.47
        Initial Class A-3 principal balance                                         105,463,520.00

        Note factor                                                                    0.704890331


        Class A-4
        ---------
        Class A-4 principal balance                                                  67,262,695.00
        Initial Class A-4 principal balance                                          67,262,695.00

        Note factor                                                                    1.000000000


        Class B
        -------
        Class B principal balance                                                     2,889,195.95
        Initial Class B principal balance                                             4,569,477.00

        Note factor                                                                    0.632281539


        Class C
        -------
        Class C principal balance                                                     2,889,195.95
        Initial Class C principal balance                                             4,569,477.00

        Note factor                                                                    0.632281539


        Class D
        -------
        Class D principal balance                                                     4,622,713.40
        Initial Class D principal balance                                             7,311,163.00

        Note factor                                                                    0.632281540


        Class E
        -------
        Class E principal balance                                                     2,311,356.38
        Initial Class E principal balance                                             3,655,581.00

        Note factor                                                                    0.632281539

Heller Equipment Asset Receivalbes Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report-Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
  (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date                           161,357,419.52
  (ii)   Overcollateralization Balance as of the preceding Distribution Date                                                 0.00
  (iii)  Monthly Principal Amoumt                                                                                   18,053,375.32
  (iv)   Available Amounts remaining after the payment of interest                                                   7,001,150.58
  (v)    ADCB as of the end of the Collection Period                                                               143,304,044.20
         Cumulative Loss Amount                                                                                     11,052,224.76

Class B Floor Calculation
-------------------------

         Class B Floor percentage                                                                                            1.86%
         Initial ADCB                                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                                  11,052,224.76
         Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
         Overcollaterialization B                                                                                    9,823,265.73
         Class B Floor                                                                                               8,028,340.19

Class C Floor Calculation
-------------------------

         Class C Floor percentage                                                                                            1.47%
         Initial ADCB                                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                                  11,052,224.76
         Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and Overcollaterialization Balance      6,934,069.78
         Class C Floor                                                                                               2,889,195.95

Class D Floor Calculation
-------------------------

         Class D Floor percentage                                                                                            1.09%
         Initial ADCB                                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                                  11,052,224.76
         Sum of Outstanding Principal Amount of Class E Notes, Class E Notes and Overcollaterialization Balance      2,311,356.38
         Class D Floor                                                                                               4,622,713.40


Class E Floor Calculation
-------------------------

         Class E Floor percentage                                                                                            0.47%
         Initial ADCB                                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                                  11,052,224.76
         Overcollaterialization Balance                                                                                      0.00
         Class E Floor                                                                                               2,311,356.38


Heller Financial, Inc, is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred (Yes/No)                                                                                      No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                            365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                            2,337,681.79
           Percentage of Substitute Contracts replacing materially modified contracts                                        0.01

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                No

5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped payment modifications                                                          0
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                    No
           Any Skipped Payments have been deferred later than January 1. 2006                                                  No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                       150,418,339.46
        Principal collections                                                                            (6,834,906.73)
        Prepayment Amounts                                                                                 (157,085.73)
        Defaulted Contracts                                                                                (146,725.21)
        Change in payaheads                                                                                  24,422.41
        Other items including Substitutions and Repurchases                                                       0.00
ADCB as of the last day of the Collection Period                                                        143,304,044.20

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts               146,725.21
Number of Contracts that became Defaulted Contracts during the period                                                4
Defaulted Contracts as a percentage of ADCB (annualized)                                                          1.23%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                        0.00
Number of Prepaid Contracts as of the last day of the Collection Period                                              0

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts              0.00
Number of Substitute Contracts as of the last day of the Collection Period                                           0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                       0.00
Number of Warranty Contracts as of the last day of the Collection Period                                             0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period             34,588.16

Cumulative Senior Advances paid by the Servicer                                                          19,040,993.84
Cumulative reimbursed Servicer Advances                                                                  17,916,855.10


Delinquencies and Losses                         Dollars                 Percent
------------------------                         -------                 -------

        Current                              131,779,108.89               91.96%
        31-60 days past due                    6,037,778.50                4.21%
        61-90 days past due                    2,411,360.93                1.68%
        Over 90 days past due                  3,075,795.88                2.15%
        Total                                143,304,044.20              100.00%

        31 + days past due                    11,524,935.31                8.04%


  (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                         18,131,697.28
  (ii)  Cumulative Recoveries realized on Defaulted Contracts                                             3,727,233.20
        Cumulative net losses to date (i) - (ii)                                                         14,404,464.08
        Cumulative net losses as a percentage of the initial ADCB                                                 3.94%